UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: June 2, 2009
Date of Earliest Event Reported: June 2, 2009
ALLIS-CHALMERS ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02199 (Commission File Number)	39-0126090 (IRS Employer Identification Number)
5075 Westheimer, Suite 890
Houston, Texas 77056
(Address of principal executive offices)
(713) 369-0550
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-4.7
EX-5.1
EX-23.1

Item 8.01 Other Events
     On June 2, 2009, Allis-Chalmers Energy Inc. filed with the Securities and Exchange Commission the prospectus supplement relating to its previously announced rights offering. Certain documents relating to the rights offering are filed as exhibits to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description

4.1	Form of Allis-Chalmers Energy Inc. Warrant Certificate.

4.2	Form of Instructions as to Use of Allis-Chalmers Energy Inc. Warrant Certificates.

4.3	Form of Notice to Stockholders Who Are Record Holders.

4.4	Form of Notice to Stockholders Who Are Acting as Nominees.

4.5	Form of Notice to Clients of Stockholders Who Are Acting as Nominees.

4.6	Form of Beneficial Owner Election Form.

4.7	Form of Notice of Guaranteed Delivery.

5.1	Opinion of Andrews Kurth LLP regarding the legality of the securities being registered.

23.1	Consent of UHY LLP.

23.2	Consent of Andrews Kurth LLP (included in its opinion filed as Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

By:	/s/ Theodore F. Pound III

Name:	Theodore F. Pound III
Title:	General Counsel and Secretary
Dated: June 2, 2009

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Allis-Chalmers Energy Inc. Warrant Certificate.

4.2	Form of Instructions as to Use of Allis-Chalmers Energy Inc. Warrant Certificates.

4.3	Form of Notice to Stockholders Who Are Record Holders.

4.4	Form of Notice to Stockholders Who Are Acting as Nominees.

4.5	Form of Notice to Clients of Stockholders Who Are Acting as Nominees.

4.6	Form of Beneficial Owner Election Form.

4.7	Form of Notice of Guaranteed Delivery.

5.1	Opinion of Andrews Kurth LLP regarding the legality of the securities being registered.

23.1	Consent of UHY LLP.

23.2	Consent of Andrews Kurth LLP (included in its opinion filed as Exhibit 5.1).